Exhibit 1

JOINT FILING AGREEMENT

PURSUANT TO RULE 13d-1(k)(1)

The undersigned acknowledge and agree that: (i) the Schedule 13D to which this agreement relates (the “Schedule”) is filed on behalf of each of the undersigned; (ii) each person on whose behalf the Schedule and all subsequent amendments to the Schedule to which this agreement relates are filed are individually eligible to use the Schedule; (iii) the Schedule and all subsequent amendments to the Schedule to which this agreement relates shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements; (iv) the Schedule identifies all persons required to file a statement containing the information required by the Schedule with respect to the same securities; (v) each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other persons making the filing, except to the extent that it knows or has reason to believe that such information is inaccurate.

This agreement may be executed in any number of counterparts and all of such counterparts taken together shall constitute one and the same instrument.

Dated:  March 6, 2015

[Signatures on following page]

Dated: March 6, 2015

WARBURG PINCUS PRIVATE EQUITY IX, L.P.
By: Warburg Pincus IX GP L.P., its general partner
By: WPP GP LLC, its general partner
By: Warburg Pincus Partners, L.P., its managing member
By: Warburg Pincus Partners GP LLC, its general partner
By: Warburg Pincus & Co., its managing member
	By:	/s/ Robert B. Knauss
Name: Robert B. Knauss
Title: Partner

WARBURG PINCUS IX GP L.P.
By: WPP GP LLC, its general partner
By: Warburg Pincus Partners, L.P., its managing member
By: Warburg Pincus Partners GP LLC, its general partner
By: Warburg Pincus & Co., its managing member
	By:	/s/ Robert B. Knauss
Name: Robert B. Knauss
Title: Partner

[Signature Page to Laredo Joint Filing Agreement]

Dated: March 6, 2015

WPP GP LLC
By: Warburg Pincus Partners, L.P., its managing member
By: Warburg Pincus Partners GP LLC, its general partner
By: Warburg Pincus & Co., its managing member
	By:	/s/ Robert B. Knauss
Name: Robert B. Knauss
Title: Partner

WARBURG PINCUS PARTNERS, L.P.
By: Warburg Pincus Partners GP LLC, its general partner
By: Warburg Pincus & Co., its managing member
	By:	/s/ Robert B. Knauss
Name: Robert B. Knauss
Title: Partner

WARBURG PINCUS PARTNERS GP LLC
By: Warburg Pincus & Co., its managing member
	By:	/s/ Robert B. Knauss
Name: Robert B. Knauss
Title: Partner

WARBURG PINCUS & CO.
	By:	/s/ Robert B. Knauss
Name: Robert B. Knauss
Title: Partner

[Signature Page to Laredo Joint Filing Agreement]

Dated: March 6, 2015

WP ANTERO TOPCO, INC.
By: Warburg Pincus Private Equity X, L.P., its sole shareholder
By: Warburg Pincus X, L.P., its general partner
By: Warburg Pincus X GP L.P., its general partner
By: WPP GP LLC, its general partner
By: Warburg Pincus Partners, L.P., its managing member
By: Warburg Pincus Partners GP LLC, its general partner
By: Warburg Pincus & Co., its managing member
	By:	/s/ Robert B. Knauss
Name: Robert B. Knauss
Title: Partner

WARBURG PINCUS PRIVATE EQUITY X, L.P.
By: Warburg Pincus X, L.P., its general partner
By: Warburg Pincus X GP L.P., its general partner
By: WPP GP LLC, its general partner
By: Warburg Pincus Partners, L.P., its managing member
By: Warburg Pincus Partners GP LLC, its general partner
By: Warburg Pincus & Co., its managing member
	By:	/s/ Robert B. Knauss
Name: Robert B. Knauss
Title: Partner

[Signature Page to Laredo Joint Filing Agreement]

Dated: March 6, 2015

WARBURG PINCUS X, L.P.
By: Warburg Pincus X GP L.P., its general partner
By: WPP GP LLC, its general partner
By: Warburg Pincus Partners, L.P., its managing member
By: Warburg Pincus Partners GP LLC, its general partner
By: Warburg Pincus & Co., its managing member
	By:	/s/ Robert B. Knauss
Name: Robert B. Knauss
Title: Partner

WARBURG PINCUS X GP L.P.
By: WPP GP LLC, its general partner
By: Warburg Pincus Partners, L.P., its managing member
By: Warburg Pincus Partners GP LLC, its general partner
By: Warburg Pincus & Co., its managing member
	By:	/s/ Robert B. Knauss
Name: Robert B. Knauss
Title: Partner

[Signature Page to Laredo Joint Filing Agreement]

Dated: March 6, 2015

WARBURG PINCUS X PARTNERS, L.P.
By: Warburg Pincus X, L.P., its general partner
By: Warburg Pincus X GP L.P., its general partner
By: WPP GP LLC, its general partner
By: Warburg Pincus Partners, L.P., its managing member
By: Warburg Pincus Partners GP LLC, its general partner
By: Warburg Pincus & Co., its managing member
	By:	/s/ Robert B. Knauss
Name: Robert B. Knauss
Title: Partner

WARBURG PINCUS PRIVATE EQUITY X O&G, L.P.
By: Warburg Pincus X, L.P., its general partner
By: Warburg Pincus X GP L.P., its general partner
By: WPP GP LLC, its general partner
By: Warburg Pincus Partners, L.P., its managing member
By: Warburg Pincus Partners GP LLC, its general partner
By: Warburg Pincus & Co., its managing member
	By:	/s/ Robert B. Knauss
Name: Robert B. Knauss
Title: Partner

[Signature Page to Laredo Joint Filing Agreement]

Dated: March 6, 2015

WARBURG PINCUS PRIVATE EQUITY (E&P) X, INC.
By: Warburg Pincus Private Equity (E&P) X-B, L.P., its sole shareholder
By: Warburg Pincus (E&P) X, L.P., its general partner
By: Warburg Pincus (E&P) X LLC, its general partner
By: Warburg Pincus Partners (E&P) LLC, its sole member
By: Warburg Pincus & Company US, LLC, its managing member
	By:	/s/ Steven G. Glenn
Name: Steven G. Glenn
Title: Authorized Signatory

WARBURG PINCUS PRIVATE EQUITY (E&P) X-B, L.P.
By: Warburg Pincus (E&P) X, L.P., its general partner
By: Warburg Pincus (E&P) X LLC, its general partner
By: Warburg Pincus Partners (E&P) LLC, its sole member
By: Warburg Pincus & Company US, LLC, its managing member
	By:	/s/ Steven G. Glenn
Name: Steven G. Glenn
Title: Authorized Signatory

[Signature Page to Laredo Joint Filing Agreement]

Dated: March 6, 2015

WARBURG PINCUS PRIVATE EQUITY (E&P) X-A, L.P.
By: Warburg Pincus (E&P) X, L.P., its general partner
By: Warburg Pincus (E&P) X LLC, its general partner
By: Warburg Pincus Partners (E&P) LLC, its sole member
By: Warburg Pincus & Company US, LLC, its managing member
	By:	/s/ Steven G. Glenn
Name: Steven G. Glenn
Title: Authorized Signatory

WARBURG PINCUS (E&P) X, L.P.
By: Warburg Pincus (E&P) X LLC, its general partner
By: Warburg Pincus Partners (E&P) LLC, its sole member
By: Warburg Pincus & Company US, LLC, its managing member
	By:	/s/ Steven G. Glenn
Name: Steven G. Glenn
Title: Authorized Signatory

WARBURG PINCUS (E&P) X LLC
By: Warburg Pincus Partners (E&P) LLC, its sole member
By: Warburg Pincus & Company US, LLC, its managing member
	By:	/s/ Steven G. Glenn
Name: Steven G. Glenn
Title: Authorized Signatory

[Signature Page to Laredo Joint Filing Agreement]

Dated: March 6, 2015

WARBURG PINCUS PARTNERS (E&P) LLC
By: Warburg Pincus & Company US, LLC, its managing member
	By:	/s/ Steven G. Glenn
Name: Steven G. Glenn
Title: Authorized Signatory

WARBURG PINCUS & COMPANY US, LLC
	By:	/s/ Steven G. Glenn
Name: Steven G. Glenn
Title: Authorized Signatory

WARBURG PINCUS (BERMUDA) PRIVATE EQUITY X, LLC
By: Warburg Pincus (Bermuda) Private Equity X, L.P., its sole member
By: Warburg Pincus (Bermuda) X, L.P., its general partner
By: Warburg Pincus (Bermuda) X, Ltd., its general partner
By: Warburg Pincus (Bermuda) Private Equity Ltd., its sole shareholder
By:	/s/ Steven G. Glenn
Name: Steven G. Glenn
Title: Authorised Signatory

[Signature Page to Laredo Joint Filing Agreement]

Dated: March 6, 2015

WARBURG PINCUS (BERMUDA) PRIVATE EQUITY X, L.P.
By: Warburg Pincus (Bermuda) X, L.P., its general partner
By: Warburg Pincus (Bermuda) X, Ltd., its general partner
By: Warburg Pincus (Bermuda) Private Equity Ltd., its sole shareholder
	By:	/s/ Steven G. Glenn
Name: Steven G. Glenn
Title: Authorised Signatory

WARBURG PINCUS (BERMUDA) X, L.P.
By: Warburg Pincus (Bermuda) X, Ltd., its general partner
By: Warburg Pincus (Bermuda) Private Equity Ltd., its sole shareholder
	By:	/s/ Steven G. Glenn
Name: Steven G. Glenn
Title: Authorised Signatory

WARBURG PINCUS (BERMUDA) X, LTD.
By: Warburg Pincus (Bermuda) Private Equity Ltd., its sole shareholder
By:	/s/ Steven G. Glenn
Name: Steven G. Glenn
Title: Authorised Signatory

WARBURG PINCUS (BERMUDA) PRIVATE EQUITY LTD.
By:	/s/ Steven G. Glenn
Name: Steven G. Glenn
Title: Authorised Signatory

[Signature Page to Laredo Joint Filing Agreement]

Dated: March 6, 2015

WARBURG PINCUS LLC
	By:	/s/ Robert B. Knauss
Name: Robert B. Knauss
Title: Managing Director

CHARLES R. KAYE
	By:	/s/ Robert B. Knauss
Name: Charles R. Kaye
Title: Robert B. Knauss, Attorney-in-Fact*

JOSEPH P. LANDY
	By:	/s/ Robert B. Knauss
Name: Joseph P. Landy
Title: Robert B. Knauss, Attorney-in-Fact*

* The Power of Attorney given by each of Mr. Kaye and Mr. Landy was previously filed with the U.S. Securities & Exchange Commission on November 26, 2013 as an exhibit to a statement on Form 4 filed by Warburg Pincus Private Equity IX, L.P. with respect to Laredo Petroleum, Inc. (f/k/a Laredo Petroleum Holdings, Inc.) and is hereby incorporated by reference.

[Signature Page to Laredo Joint Filing Agreement]